SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2015
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

On July 1, 2015, the Company, Frontline Acquisition Ltd, or Frontline Acquisition, a newly formed and wholly-owned subsidiary of Frontline, and Frontline 2012 entered into an agreement and plan of merger, or the Merger Agreement, pursuant to which Frontline Acquisition and Frontline 2012 agreed to enter into a merger transaction, with Frontline 2012 as the surviving legal entity, or the Surviving Company, and thus becoming a wholly-owned subsidiary of the Company. Subsequent to the merger, the Surviving Company is expected to merge into the Company, or the Combined Company, which will retain the Company’s name. After the merger is completed the Combined Company expects to become one of the world's leading tanker companies. Pursuant to the Merger Agreement, one share in Frontline 2012 will give the holder the right to receive 2.55 shares in the Company. The exchange ratio is based on June 30, 2015 net asset value broker estimates for the Company and Frontline 2012. The Company is expected to issue a total of approximately 584 million shares to shareholders in Frontline 2012 following cancellation of treasury shares held by Frontline 2012 and the Frontline 2012 shares held by the Company (subject to rounding for fractional shares). Completion of the merger is subject to the execution of certain definitive documents, customary closing conditions and regulatory approvals. The merger is also subject to approval by the shareholders of the Company and Frontline 2012 in special general meetings expected to be held in the fourth quarter of 2015 and the merger is expected to close as soon as possible thereafter. Following completion of the merger, the Company will (subject to rounding for any fractional shares) have approximately 782 million shares outstanding. This transaction will be accounted for as a business combination using the acquisition method of accounting under the provisions of ASC 805, with Frontline 2012 selected as the accounting acquirer under this guidance.

In August 2015, the Company agreed with Ship Finance to terminate the long term charter for the 1995 built Suezmax tanker Front Glory. Ship Finance has simultaneously sold the vessel to an unrelated third party. The charter with Ship Finance terminated on September 10, 2015. The Company received a compensation payment of $2.2 million from Ship Finance for the termination of the current charter.

In September 2015, the Company agreed with Ship Finance to terminate the long term charter for the 1995 built Suezmax tanker Front Splendour. Ship Finance has simultaneously sold the vessel to an unrelated third party. The charter with Ship Finance is expected to terminate at the end of October 2015. The Company will receive a compensation payment of approximately $1.3 million from Ship Finance for the termination of the current charter.